DELAWARE GROUP FOUNDATION FUNDS®

Delaware Foundation® Conservative Allocation Fund
Delaware Foundation® Equity Fund
Delaware Foundation® Growth Allocation Fund
Delaware Foundation® Moderate Allocation Fund
(the "Funds")

Supplement to the Funds' Statement of Additional Information
dated January 28, 2010

The following replaces the first paragraph of the section entitled, "Management of the Trust - Officers and Trustees" beginning on page 27 of the Funds' Statement of Additional Information:

Officers and Trustees
     The business and affairs of the Trust are managed under the direction of its Board. Certain officers and Trustees of the Trust hold identical positions in each of the other Delaware Investments® Funds. As of March 12, 2010, the Trust's officers and Trustees directly owned less than 1% of the outstanding shares of each Class of each Fund, except for the Delaware Foundation Growth Allocation Fund Institutional Class and Delaware Foundation Moderate Allocation Fund Institutional Class, in which they owned 1.79% and 3.63%, respectively.

The following replaces the caption and table on page 30 of the Funds' Statement of Additional Information:

     The following table shows each Trustee's ownership of shares of the Funds and of shares of all Delaware Investments® Funds as of December 31, 2009.

Name	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Interested Trustee
Patrick P. Coyne	$50,001 - $100,000 (Delaware Foundation® Moderate Allocation Fund)	Over $100,000
Independent Trustees
Thomas Bennett	None	$10,001-$50,000
John A. Fry	None	Over $100,000
Anthony D. Knerr	None	$50,001 - $100,000
Lucinda S. Landreth	None	Over $100,000
Ann R. Leven	None	Over $100,000
Thomas F. Madison	$1 - 10,000 (Delaware Foundation® Moderate Allocation Fund)	$10,001 - $50,000
Janet L. Yeomans	None	Over $100,000
J. Richard Zecher	None	$1 - 10,000

This Supplement is dated March 31, 2010.